InspireMD

NYSE MKT: NSPR

August 2016

InspireMD

Pioneering fully integrated embolic prevention systems and other advanced medical technology for vascular procedures

NYSE MKT: **NSPR**

Stock Price (8/5/16):	$0.19
52 Week Range:	$0.17-$2.5
Average Volume:	1.1 M
Shares Outstanding (8/5/16):	29.6 M
Shares Outstanding Including Future Pref. Stock Conv. (8/5/16):	90.3 M
Market Capitalization (8/5/16):	$17.2 M
Analyst Coverage:	H.C. Wainwright: Yi Chen Empire Asset Management: Cathy Reese
Total Cash (6/30/16):	$0.9 M
US Headquarters:	Boston, MA
International Headquarters:	Tel Aviv, Israel
# of Employees (8/5/2016):	32

Investment Highlights

Focused on commercial execution of CGuard™ EPS and development of pipeline products

- 2016 focus on revenue growth driven by a broader EU launch of **CGuard**
  - Strategic distribution partnership with Penumbra (NYSE:PEN)
  - Significant growth in Italy over the last 3 quarters serving as a leading indicator
  - Positive clinical trial results using CGuard in a broad patient population, including high risk patients
- Advancing into the growing neurovascular and peripheral vascular markets
  - 2017E CE Mark Submission for **NGuard™** flow diverter for treatment of cerebral vascular aneurysms enabling EU commercialization post approval
- A broad portfolio of assets supported by aggressive pursuit of intellectual property protection
- Well positioned for strategic collaboration on multiple **MicroNet™** product applications
- Continued financial discipline in line with development and growth initiatives

The Problem

Embolization can lead to catastrophic health events



THE WALL STREET JOURNAL. U.S.

U.S. NEWS

Stents Boost Stroke Recovery, Study Finds

Using Devices to Pull Clots From Brain Arteries Can Help Patients

By THOMAS M. BURTON

Using a device to extract blood clots from brain arteries can significantly improve patients' ability to rebound from a stroke, according to a landmark study published Wednesday.



The New York Times — Times Essentials

WORLD | U.S. | N.Y. / REGION | BUSINESS | TECHNOLOGY | SCIENCE | HEALTH | SPORTS | OPINION | ARTS | STYLE | TRAVEL | JOBS | REAL ESTATE | AUTOS

Search Health

Inside Health

Precious Hours, Then Lives, Lost in Stroke's Wake

Well

Genes Tell Only Part of the Story

When Grief Won't Relent

Not Your Bubbe's Kasha

Ask Well: Put on the Snowshoes

Think Like a Doctor: Swept Off Her Feet Solved



TIME
BUSH'S MILITARY RECORDS
IS DISNEY MOUSETRAPPED?
THE SECRET KILLER
The surprising link between INFLAMMATION and HEART ATTACKS, CANCER, ALZHEIMER'S and other diseases
What you can do to fight it

Embolization following Carotid Artery Stenting

*"**Plaque protrusion through stent struts occurs in up to 65.5% of conventional carotid stents** in relation to plaque morphology/symptomatic status and stent type, providing a **mechanism for** post carotid artery stenting (CAS) **cerebral embolization**, either directly or via additional thrombus formation.*"*




INSTRUCTION
Filter Retrieval Sheath Control


1060µm
Standard Carotid Stent

2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.**

* Musialek, et.al. Eurointerventions 2016;12 published online ahead of print May 2016
** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007

The Consequences

Range from neurological deficit to stroke to death


R
L
A

Pre-Procedure

A. Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).


R
L
B

Post-Procedure

B. Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64

MicroNet™

Proprietary technology for preventing distal embolization and other vascular disease challenges

Ultrathin PET mesh provides meaningful clinical benefit to conventional devices*

- Provides revascularization benefit
- MicroNet acts as "safety net" by offering greater vessel area coverage to prevent large debris flow through the scaffold
- Made of a single fiber from a biocompatible polymer, widely used in other medical implants





*PET – polyethylene terephthalate

Large Addressable Market

Expanding the MicroNet™ Platform



NGuard
- ✓ *$125M Flow Diversion Market*
- ✓ *$550M Aneurysm Market*
- ✓ 2017E CE Mark Planned Submission for Flow Diverter
- ✓ Neurovascular

PVGuard
- ✓ *$1.7B Market*
- ✓ 2018E CE Mark Planned Submission
- ✓ Peripheral



CGuard™
- ✓ *$500M Market*
- ✓ CE Mark Cleared
- ✓ FDA IDE draft protocol synopsis
- ✓ Carotid



MGuard™*
- ✓ *$1.7B AMI Market*
- ✓ CE Mark Cleared
- ✓ Coronary AMI, SVG

* MGuard is a bare metal stent scaffold

Carotid Solution: Mesh Covered Technology

InspireMD

An emerging market opportunity

CGuard™ Embolic Prevention System(EPS)

Combines stent and embolic protection in a single device



- CE marked
- Self-expanding nitinol stent
- Global market valued at $500M*
- Positive CARENET data released 9/14, 1/15 and 5/16 documenting the safety and patency of the CGuard EPS
- Positive all-comer data from PARADIGM trials presented in May 2016 at EuroPCR documenting the safety and benefits of the CGuard EPS
- Ongoing launch in Europe, Latin America, South America, & other regions

*Source: JMP Securities, 2014 and Cowen 2014.

Positive CGuard™ Clinical Experience

CARENET Clinical Trial

- 30 Patient Safety and Efficacy clinical trial
- **Zero major adverse cardiac or cerebral events (MACCE)** at 30 days (Comparative data 5.72%*)
- **50% fewer new ischemic lesions** with lesion volume being 10x times smaller compared to historical non-mesh carotid artery stenting data
- **All new ischemic lesions full resolved at 30 days** except one
- 3.6% MACCE rate at 6 months (Comparative data 8.09%**)
- **Zero strokes or stroke related deaths at 12 months**

PARADIGM 101 Clinical Trial

101 patient trial evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)

- **99.1% device success**
- **0% MACCE (Death/stroke/MI) @ 48 hr**
- **0% MACCE @ 30 day** as determined by independent neurological and angiographic evaluation



"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis." P. Musialek, MD

* Trials included in analysis: ARCHeR pooled, ARMOUR, BEACH, CABERNET, CREATE, EMPIRE, EPIC, MAVErIC 1+2, MAVErIC International, PRIAMUS, SAPPHIRE, SECURITY, PROFI, ICSS
** Values extrapolated from event curves

Carotid Market Opportunity

"Game Changing" Minimally Invasive Solution

- Current standard of care: Surgery
  - Carotid Endarterectomy (CEA)
- The risk of post-procedural cerebral events has been related to [conventional] carotid stents.[1]
  - Higher risks of stroke at 10 years appear to be attributable to the peri-procedural differences in risk.[2]
  - Mesh-covered carotid stents may lower the rates of peri-procedural stroke.[2]
- CGuard™ clinical studies have demonstrated superior safety
  - CARENET
  - PARADIGM
  - PARADIGM 101
- Immediate EU commercial opportunity (non-US)
  - EU pursued via new strategic partner Penumbra
  - Europe, Latin America and other regions are covered by experienced distributors
  - U.S. development and clinical plan to follow


euro
PCR
2016 Highlights

"The most important theme during [EuroPCR 2016] was carotid artery stenting….[The double layered mesh stents] will resolve the main problem of carotid artery stents which was late embolic events."
A. Cremonesi

[1] *Musialek, EuroIntervention 2016:12 online publish ahead of print May 2016*
[2] *Brott, T. Long-Term Results of Stenting versus Endarterectomy for Carotid-Artery Stenosis, New England Journal of Medicine, March 17, 2016*

Strategic Distribution Partnership

InspireMD

Broad European commercialization support from a growing neurovascular leader

Penumbra

- Distribution agreement with Penumbra
- 18 European markets with opportunity to expand
- Comprehensive neurovascular product portfolio
- CGuard is a synergistic product offering
- Growing direct sales force throughout Europe
- Establishing a direct sales force focused on peripheral vascular


Penumbra
Cordis
Embolisation
Ruby Coil
Large Volume, Long Lengths
POD
Embolic Prevention
CGUARD
Penumbra

CGuard Distribution (EU)

	Sales Channel	Q115	Q215	Q315	Q415	Q116	Q216E	Q316E
UK	P			OLT		HOC	IND	
France	P			OLT	HOC		IND	
Belgium	P			OLT	HOC		IND	
Netherlands	P			OLT		HOC	IND	
Luxemburg	P			OLT		HOC	IND	
Norway	P			OLT			HOC	IND
Sweden	P			OLT			HOC	IND
Denmark	P			OLT			HOC	IND
Finland	P			OLT			HOC	IND
Germany	P					OLT	HOC	IND
Austria	P					OLT	HOC	IND
Switzerland	P					OLT	HOC	IND
Portugal	P			OLT	HOC	IND		
Poland	P			OLT	HOC	IND		
Latvia	P			OLT		HOC	IND	
Lithuania	P			OLT		HOC	IND	
Estonia	P			OLT		HOC	IND	
Italy	CK	OLT	HOC	IND				
Israel	IN	OLT	HOC	IND				

NOTE: (P) Penumbra, CK (Crossmed/Kaster), IZ (Izasa), IN (InspireMD/Distributor)

OLT Online Training

HOC •Hands On Training •Case Observation

IND Independent


Penumbra (Direct)
18 Countries
InspireMD or
Distributor

CGuard™ Country Case Study

Italy – A leading indicator of CGuard Growth

- *CGuard covered by 2 distributors*
- *Initial success drove 29 Italian carotid interventionalists to initiate the IRON-Guard* registry last year*



Italy CGuard Revenue
180
160
140
120
100
80
60
40
20
0
Q1 15
Q2
Q3
Q4
Q1 16
Q2

**Setacci, et. al., J Cardiovasc Surg. 2015 May 21*

Note: Revenue in $000's

Robust Pipeline

Expanding Indications with MicroNet™

MicroNet™ Platform Technology

MGuard™ Coronary EPS

Commercial
- CE Mark Cleared
- 12-month MASTER I, II

CGuard™ Carotid

Commercial
- CE Mark Cleared
- CARENET Trial
- PARADIGM all-comer trials
- FDA IDE draft protocol synopsis
- Penumbra Strategic Partnership

RGuard™ Renal*

Exploring Market Opportunity

NGuard™ Neurovascular*

Exploring Market Opportunities:
- Flow Diverter
- Intra-Cranial Stent

2017E CE Mark Planned Submission for Flow Diverter

PVGuard™ Peripheral*

2018E development towards CE Mark Planned Submission

MGuard™ Drug Eluting*

Strategic partner opportunity

**Planning & Development Phase*

Neurovascular Aneurysms

Flow Diversion

Objective

- Seal the aneurysm and prevent rupture

Current device therapies

- **Coils** to pack the aneurysm
- **Flow diverters**
  - Highly flexible, dense metal “tube”
  - Placed in main artery to seal off aneurysm and cause aneurysm thrombosis
  - Precise delivery required to avoid blocking other vessels



http://www.nature.com/nrcardio/journal/v11/n2/full/nrcardio.2013.196.html

Neurovascular Market Opportunity

Innovation leads growth

Flow Diversion For Unruptured Brain Aneurysms

Next Generation Technology

- Aneurysm Therapy (all types): $550M*
- Flow diverters are estimated to be 25% of the aneurysm market
- Neurovascular products: estimated 15% CAGR from 2010-2016

Global Flow Diversion - $125M**



ROW
$40M
US
$45M
EU
$40M

2014 Competitive Landscape: Relatively Fewer Players		
Product	*Company*	*Approval*
Pipeline	Medtronic/Covidien	CE Mark 2014 FDA 2011
Surpass	Stryker	CE Mark 2010
Silk	Balt Extrusion	CE Mark 2008

* 2013 MRG Neuro Report, 2010 Ev3 Revenue Data
** 2014 projection based on 2013 actuals

InspireMD Flow Diverter Advantage



- Low profile, flexible, open cell scaffold = Easy to delivery
- Low metal ratio = Potential for reduced anti-thrombosis medication
- Re-accessible through MicroNet™ = Allows for further treatment, if needed which is impossible with current flow diverters
- Can be placed in side branches and bifurcations = Will not block blood flow into major side vessels, which is impossible with current technology
- Published success with MicroNet in coronary and carotid aneurysms

Intellectual Property Portfolio

InspireMD

PATENT RIGHTS	Issued	Allowed	Pending
US	4	0	11
Rest of World (ROW)	16	0	13

Continue to strengthen and broaden patent protection globally. Progress over the last year imparts important rights on existing products and technologies and will enable future pipeline products.

Leadership

Significant Track Records of Success

EXECUTIVE TEAM

Dr. James Barry, President and CEO
- Boston Scientific
- Howmedica Division of Pfizer

Craig Shore, CFO
- Pfizer
- General Electric

David Blossom, VP Global Marketing & Strategy
- Boston Scientific
- Covidien

BOARD OF DIRECTORS

Dr. Sol Barer, Chairman
- Former Chairman and CEO, Celgene

Isaac Blech, Vice Chairman
- Private financier in the life science industries

Dr. James Barry, President and CEO
- SVP Corporate Technology Development at Boston Scientific
- Howmedica Division of Pfizer

Michael Berman
- Pres. Boston Scientific/Scimed
- Founder, Velocimed
- Director Lutonix

Paul Stuka
- Founder, Osiris
- Fidelity Management and Research

Dr. Campbell Rogers
- CMO, Heartflow
- CSO, Cordis/JNJ
- Associate Professor, Harvard School of Medicine

Investment Highlights

Focused on commercial execution of CGuard™ EPS and development of pipeline products

- 2016 focus on revenue growth driven by a broader EU launch of **CGuard**
  - Strategic distribution partnership with Penumbra (NYSE:PEN)
  - Significant growth in Italy over the last 3 quarters serving as a leading indicator
  - Positive clinical trial results using CGuard in a broad patient population, including high risk patients
- Advancing into the growing neurovascular and peripheral vascular markets
  - 2017E CE Mark Submission for **NGuard™** flow diverter for treatment of cerebral vascular aneurysms enabling EU commercialization post approval
- A broad portfolio of assets supported by aggressive pursuit of intellectual property protection
- Well positioned for strategic collaboration on multiple **MicroNet™** product applications
- Continued financial discipline in line with development and growth initiatives

InspireMD

James Barry, Ph.D., President and CEO
888.776.6804
jimb@inspiremd.com

Craig Shore, CFO
888.776.6804
craigs@inspiremd.com